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                                                         Exhibit 10 (lviii) (08)

                            SUMMARY OF ANNEXES TO THE
              COOPERATION AND SUPPLY AGREEMENT BETWEEN THE COMPANY,
       VIRAGEN DEUTSCHLAND GMBH AND GERMAN RED CROSS DATED MARCH 19, 1998




EXHIBIT 10 (lviii) (02)             ANLAGE 1
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This document notifies German health agencies that the Scientific Advisory
Committee of the German Medical Association, in collaboration with several other agencies, revised the guidelines for blood type classification and blood transfusion in December 1996. The revised guidelines were published in "Bundesgesundheitsblatt" in December 1996.




EXHIBIT 10 (lviii) (03)             ANLAGE 2
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This document defines the Buffycoat Specifications required by Viragen, Inc and
Viragen (Germany) Ltd. This document is similar to the Buffycoat Specifications included in the America Red Cross agreement.




EXHIBIT 10 (lviii) (05)             ANLAGE 4
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This document lists the insurance coverage maintained by each of the German Red
Cross sites for material, property and personal injury liability claims.




EXHIBIT 10 (lviii) (07)             ANLAGE 6
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This document defines the German Red Cross' Principles, which include
Humanitarianism, Objective, Neutrality, Independent, Voluntary, Unity and Universal. The document also defines its duty, regulations, philosophy, goals and by-laws.